Exhibit 99.1

Citizens First Corporation

Announcement of Filing of Annual Report

Contact:

Todd Kanipe, CEO

tkanipe@citizensfirstbank.com

Steve Marcum, CFO

smarcum@citizensfirstbank.com

Citizens First Corporation

1065 Ashley Street, Suite 150

Bowling Green, KY  42103

270.393.0700

Bowling Green, Kentucky, May 6, 2019 – Citizens First Corporation (NASDAQ: CZFC) announces that it has filed its Form 10-K, as amended for the year ended December 31, 2018 with the Securities and Exchange Commission.  The Form 10-K, as amended can be downloaded from the link below, is available on our website and shareholders may receive a hard copy free of charge upon request. A  PDF accompanying this announcement is available at http://www.snl.com/IRW/CorporateProfile/4043705.